                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


                                March 11, 1998
          ---------------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CASMYN CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Colorado                       0-14136                84-0987840
 ------------------            ----------------         --------------
 (State or other               (Commission File         (IRS Employer
 jurisdiction of               Number)                  Identification
 Incorporation)                                         Number)


               1335 Greg Street, Unit #104, Sparks, Nevada 89431
               -------------------------------------------------
                    (Address of principal executive offices)



                                  (702) 353-4650
                 -------------------------------------------
                        (Registrant's telephone number,
                              including area code)



                                              Exhibit Index
                                              on Page 4
                                              1 of 13 pages
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ITEM 5.  OTHER EVENTS


          The Company has sent a Proxy Statement to the holders of the Company's First Convertible Preferred Stock (the "First Preferred") requesting approval of an amendment to the existing preferred stock instrument to establish a conversion floor price of $0.25 per common share and a conversion ceiling price of $0.75 per share. The amendment will also permit the preferred holders voting as a class to elect two directors. The request will be considered at a meeting of the preferred holders to be held on March 26, 1998. In a letter to the holders of the First Preferred, the Company indicated that it will defer acceptance of all outstanding conversion requests until March 31, 1998. The shares which were submitted for conversion prior to March 11, 1998 will be issued at the prices dictated pursuant to the preferred stock instrument. If the proposed amendment is passed, shares relating to conversion notices submitted after March 10, 1998 will be issued at the greater of the price dictated by the conversion formula or $0.25 subject to the $0.75 ceiling.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits:

     Exhibit
     Number    Description
     ------    -----------

     4.1 Letter to Preferred Holders, Notice of Proxy, Proxy Statement and Form of Proxy
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CASMYN CORP.



                                    By /s/  Amyn Dahya
                                       -------------------------------
                                            Amyn Dahya, President

Dated:  March 12, 1998
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                               INDEX TO EXHIBITS



Exhibit                                                           Page
Number            Description                                    Number
------            -----------                                    ------

4.1               Letter to the Preferred Holders,                  5
                  Notice of Meeting, Proxy Statement
                  and Form of Proxy